EXHIBIT 10.10

                             Audit Committee Charter
                                       of
                            SFBC International, Inc.
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                      As approved by the Board of Directors
                                       of
                            SFBC International, Inc.

                                on July 7, 2000.

1.       Organization

         (a) There shall be a committee of the board of directors of SFBC International, Inc. (the "Company") to be known as the audit committee. The audit committee shall have at least three members, comprised solely of Independent Directors (as defined in Section 1 (b) below), each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the audit committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         (b) Independent Directors shall not be officers or employees of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

                  (i) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

                  (ii) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                  (iii) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                  (iv) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from


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         which the Company received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

                  (v) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         (c) Notwithstanding Section 1(b) above, one director who is not independent, and is not a current employee or an immediate family member of the Company, may be appointed to the audit committee, if the board of directors, under exceptional and limited circumstances, determines that membership on the audit committee by the individual is required by the best interests of the Company and its shareholders, and the board of directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

2.       Statement of Policy

         The audit committee shall provide assistance to the Company's board of directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, and investment community relating to internal financial reporting practices of the Company, and the quality and integrity of the financial statements of the Company. In addition, the audit committee shall provide such assistance with regard to the systems of internal accounting and financial controls, the annual independent audit of the company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company. The board of directors and audit committee, as representatives of the stockholders, are charged with the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company's independent auditors (or nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

3.       Responsibilities

         In carrying out its responsibilities hereunder, the audit committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all current requirements and are of the highest quality. The audit committee shall review and reassess the adequacy of this charter in meeting these objectives on an annual basis.

    In carrying out these responsibilities, the audit committee shall:

o Review and recommend to the board of directors the independent auditors to be selected to audit the financial statements of the Company and any divisions and subsidiaries;

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o   Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

o Review with the independent auditors, and the Company's financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

    o Review the financial statements to be included in the Annual Report on Form 10-K with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Any changes in accounting procedures should be explained in the Annual Report;

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review;

    o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit;

    o Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard 1, and actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and, take, or recommend that the full board take, appropriate action to oversee the independence of the outside auditors;

    o Inquire about the independent auditors' past and continuing compliance with auditor independence rules and about their program for enhancing safeguards to ensure that conflicts to not arise in the future;

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors; and


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o   Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

4.       Effective Date

         This Audit Committee Charter shall become effective immediately upon its approval and adoption by the board of directors of the Company, with the exception that Section 1(b) of this Audit Committee Charter defining an Independent Director shall not become effective until June 1, 2001. This Audit Committee Charter shall be reviewed on an annual basis to assess its adequacy.